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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported)      February 4, 2004

ARCHSTONE-SMITH TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

     1-16755                                                                 84-1592064
                (Commission File Number)                              (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO                                              80112
                  (Address of Principal Executive Offices)                                                      (Zip Code)

(303) 708-5959
(Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired
          None.

(b)      Pro Forma Financial Statements
          None.

(c)      Exhibits
           Exhibit 99.1 Presentation Materials, including notes

ITEM 9. REGULATION FD DISCLOSURE

             The Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Archstone-Smith will present to current and prospective investors and analysts who may be interested in the Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on February 4, 2004. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the securities act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

BY:     /S/ CHARLES E. MUELLER, JR.
Charles E. Mueller, Jr. Executive Vice President and
Chief Financial Officer (Principal Financial Officer)

Date: February 4, 2004

Archstone-Smith

February 2004

Archstone-Smith Profile

          Apartment communities (1)...................                   250
          Apartment units (1).........................                88,000
          Equity market capitalization................         $ 6.0 billion
          Total market capitalization.................         $ 9.9 billion
          Forbes 500 Ranking..........................                   348
          Fortune 1000 Ranking........................                   994

   (1)   Includes operating units, units under construction, and units the Company has a direct ownership in as of December 31, 2003.

Apartments as investments
  Real estate fundamentals provide stability and growth

  High margin business

  Stable cash flows

    Same-store net operating income down only 4.2% since Q1 2002

  Dividend provides current income

  Stock valuation backed by real assets

  Favorable demographics

Very favorable demographic trends
  Principal rental age group will begin to increase significantly

           [The following table was depicted as a line graph in the presentation. The figures for each year represent the U.S. population ages 20-29 (in millions).]

                   1986      1987     1988    1989     1990     1991     1992    1993    1994     1995      1996
                   ----      ----     ----    ----     ----     ----     ----    ----    ----     ----      ----
         20-29    42.637   42.049   41.394  40.818   40.371   39.869   39.187   38.355  37.496   36.887   36.441

                   1997     1998     1999    2000     2001     2002     2003     2004    2005     2006     2007
                   ----     ----     ----    ----     ----     ----     ----     ----    ----     ----     ----
                  36.308   36.253   36.235  36.33    36.387   36.775   37.339   37.884  38.459   39.075   39.544

                    2008     2009     2010    2011     2012     2013     2014
                  ------     ----     ----    ----     ----     ----     ----
                  40.028   40.504   40.947  41.415   41.773   42.036   42.321

Source: American Council of Life Insurers

Apartments Outperform Other Real Estate Product Types

[The following information was depicted as a bar chart in the presentation]

5-year Average Occupancy Rate

Apartment - 95.1%
Retail - 93.4%
Industrial - 90.1%
Office - 87.4%

5-year Average Change in Effective Rent

Apartment - 3.0%
Retail - 2.4%
Industrial - 0.6%
Office - (0.7%)

Source: REIS

Archstone-Smith’s Investment Strategy
  Invest for long-term value creation, not short-term accretion

  Focus on protected markets:
                       -   Difficult to build / entitle new housing
                       -   Expensive single family homes
                       -   Diverse economic base with strong population and job growth potential

Irreplaceable Portfolio
  Concentrated in Protected Markets

             [The following information was depicted on a United States map]

         Washington DC Area..................                   40.0%
         Southern California.................                   15.0%
         San Francisco Bay Area..............                   10.0%
         Chicago.............................                    8.0%
         Boston..............................                    5.0%
         Southeast Florida...................                    4.0%
         Seattle.............................                    3.0%
         Greater NYC Metro Area..............                    3.0%

Based on net operating income for the three months ended December 31, 2003.

Single-family Homeownership Rates - Last 5 years
  Significantly lower in Archstone-Smith's core markets

[The following table was depicted as a line graph in the presentation. The figures for each quarter represent the percentage of homeownership.]

ASN Core Markets
 Q197  58.8%
 Q297  58.9%
 Q397  59.0%
 Q497  59.2%
 1Q98  59.2%
 2Q98  59.3%
 3Q98  59.3%
 4Q98  59.3%
 1Q99  59.3%
 2Q99  59.3%
 3Q99  59.4%
 4Q99  59.5%
 1Q00  59.7%
 2Q00  60.0%
 3Q00  60.3%
 4Q00  60.8%
 Q01   61.2%
 2Q01  61.6%
 3Q01  61.8%
 4Q01  61.9%
 1Q02  61.8%
 2Q02  61.3%
 3Q02  60.5%
 4Q02  59.2%
National
 Q197  65.5%
 Q297  65.8%
 Q397  65.5%
 Q497  65.7%
 1Q98  66.0%
 2Q98  66.1%
 3Q98  65.8%
 4Q98  66.5%
 1Q99  66.8%
 Q99   66.7%
 3Q99  66.4%
 4Q99  66.9%
 1Q00  67.2%
 2Q00  67.3%
 3Q00  67.0%
 4Q00  67.5%
 1Q01  67.6%
 2Q01  67.9%
 3Q01  67.5%
 4Q01  68.0%
 1Q02  67.9%
 2Q02  67.8%
 3Q02  67.4%
 4Q02  68.3%

Source:  Bureau of Census

Protected Markets Offer Stability
  Lowest occupancy levels 1983 - 2003 (1)

[The following information was depicted as a bar chart in the presentation]

         Protected
         ---------
         Boston            95.2%
         Bay Area          94.9%
         Washington DC     94.5%
         LA County         93.8%
         San Diego         92.5%

[The following information was depicted as a bar chart in the presentation]

         Non-Protected
         -------------
         Atlanta           88.7%
         Denver            87.1%
         Phoenix           84.3%
         Dallas            83.5%
         Houston           81.6%

(1)  Source: REIS Data

Protected Markets Produce Superior Growth
  Growth in ASN's same-store NOI by market (1)

[The following information was depicted as a bar chart in the presentation]

Southern California         33.5%
Washington DC               22.9%
San Francisco Bay Area      10.4%
Atlanta                     (7.2%)
Denver                     (13.2%)
Dallas                     (14.2%)

(1)  Percent increase in NOI from 1998 - 2003

Washington D.C. – 40% of our portfolio
  Local economy fueled by stability of the federal government

This slide shows a map with all of our garden and high-rise communities in the greater Washington DC metropolitan area and an aerial map illustrating the location of the high-rise properties in the Crystal City area.

We make it easy for people to do business with us
  Relentless focus on customer service and leveraging technology

  LRO
  Satisfaction Guarantees
  SafeRent
  Web-based community management system
  Online leasing
  Resident-only websites
  Instant refunds

Archstone-Smith
  Strong balance sheet and financial flexibility

  Strong investment grade ratings
            - S&P                    BBB+
            - Moody's              Baa1
            - Fitch                    BBB+
  Low leverage: 42% debt to undepreciated book capitalization
  Over $940 million of liquidity as of today
  Ongoing commitment to active capital recycling program

All data as of December 31, 2003, except where noted otherwise

Archstone-Smith
  Deep and experienced management team

  R. Scot Sellers           Chairman and Chief Executive Officer              22 years of Industry Experience
  J. Lindsay Freeman        Chief Operating Officer                           33 years of Industry Experience
  Charles E. Mueller, Jr.   Chief Financial Officer                            9 years of Industry Experience
  Dana K. Hamilton          Executive Vice President - National Operations     9 years of Industry Experience
  Caroline Brower           Secretary and General Counsel                     21 years of Industry Experience
  James Rosenberg           President - Charles E. Smith Residential          20 years of Industry Experience
  Alfred G. Neely           Chief Development Officer                         32 years of Industry Experience
  Daniel E. Amedro          Chief Information Officer                         29 years of Industry Experience

Stable and growing dividend

      [The following information was depicted as a line graph in the presentation]

         Common share dividend per share in 1992:                      $0.70
         Common share dividend per share in 1993:                      $0.82
         Common share dividend per share in 1994:                      $1.00
         Common share dividend per share in 1995:                      $1.15
         Common share dividend per share in 1996:                      $1.24
         Common share dividend per share in 1997:                      $1.30
         Common share dividend per share in 1998:                      $1.39
         Common share dividend per share in 1999:                      $1.48
         Common share dividend per share in 2000:                      $1.54
         Common share dividend per share in 2001:                      $1.64
         Common share dividend per share in 2002:                      $1.70
         Common share dividend per share in 2003:                      $1.71
         Common share dividend per share in 2004:                      $1.72
  Provides current income
  Current yield: 6.3%
  12 consecutive years of dividend increases
  113 consecutive quarterly dividends paid
  169% increase in dividend since 1991

Growth and stability enhance long term returns

      Five-year average annual total return (1)

      [The following information was depicted as a bar chart in the presentation]

                 ASN...................            14.1%
                 RMS(2)................            14.1%
                 DJIA..................             4.6%
                 S&P 500.............              (0.6%)
                 NASDAQ................            (1.5%)

                          (1)    Bloomberg January 1, 1999 - December 31, 2003
                          (2)    Morgan Stanley REIT Index